UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 29, 2006


                           EASTGROUP PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Maryland                     1-07094                  13-2711135
          ----------                   ---------                ------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     On December 29, 2006, the Board of Directors of EastGroup Properties, Inc. (the "Company"), upon the recommendation of the Compensation Committee of the Board of Directors, approved and authorized the Company to enter into Severance and Change-in-Control Agreements with each of the Company's executive officers. The Severance and Change-in-Control Agreements were approved as an amendment and restatement of the previous Change-in-Control Agreements with each executive officer. The material differences between the new Severance and Change-in-Control Agreements and the previous Change-in-Control Agreements are as follows: (i) the new agreement eliminates a provision in the previous Change-in-Control Agreements that provided that during a specified period (the length of this period varies by executive) after a change-in-control an executive could leave the employment of the Company or its successor for any reason (or no reason) and be paid his salary for a period of time; (ii) the new agreement provides for a severance payment upon termination without cause prior to a change-in-control equal to 2 times average base salary plus bonus for three preceding calendar years in case of Messrs. Speed, Hoster and McKey and 1.5 times in the case of Messrs. Coleman, Petsas, Wood and Corkern; (iii) the new agreement provides for a payment on death equal to the average salary plus bonus for three preceding calendar years; and (iv) the new agreement provides for salary continuation in the event of disability until long term disability insurance takes effect. Copies of the form of Severance and Change-in-Control Agreements are attached hereto as Exhibits 10(a) and 10(b) and are incorporated herein by reference.

     Additionally, the Board of Directors approved an amendment to the Company's 2004 Equity Incentive Plan to give the Compensation Committee more flexibility with respect to the terms of equity awards such as the acceleration of awards in the case of termination without cause, retirement, death or disability. The Board of Directors also approved an amendment to the Company's 1994 Management Incentive Plan to eliminate a "gross up" provision that would be inconsistent with the new Severance and Change-in-Control Agreements. Copies of these Plan amendments are attached hereto as Exhibits 10(c) and 10(d) and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)   Exhibits.

10(a) Form of Severance and Change-in-Control Agreement that the Company has entered into with Leland R. Speed, David H. Hoster II and N. Keith McKey

10(b) Form of Severance and Change-in-Control Agreement that the Company has entered into with John F. Coleman, William D. Petsas, Brent W. Wood and
      C. Bruce Corkern

10(c) Amendment  No. 1 to the Amended and Restated  EastGroup  Properties,  Inc.
      1994 Management Incentive Plan

10(d) Amendment No. 2 to the EastGroup  Properties,  Inc. 2004 Equity  Incentive
      Plan



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 5, 2007

                                   EASTGROUP PROPERTIES, INC.


                                   By: /s/ N. KEITH MCKEY
                                      --------------------------
                                      N. Keith McKey
                                      Executive Vice President,
                                      Chief Financial Officer and Secretary




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